Exhibit 99.1

GemVest, Ltd.

(A Development Stage Company)

Audited Financial Statements

October 2, 2013 (Inception) through November 30, 2013

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

GemVest, Ltd.

(A Development Stage Company)

We have audited the accompanying balance sheet of GemVest, Ltd. (A Development Stage Company) as of November 30, 2013 and the related statement of operations, changes in stockholders' equity and cash flows from October 2, 2013 (inception) to November 30, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GemVest, Ltd. (A Development Stage Company) as of November 30, 2013, and the results of its operations and cash flows for the period described above in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has not generated any revenue since inception, and based upon current operating levels, requires additional debt or equity financing, which raises substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ M&K CPAS, PLLC

www.mkacpas.com

Houston, Texas

December 11, 2013

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GemVest, Ltd.

(A Development Stage Company)

Balance Sheet

November 30, 2013
ASSETS

TOTAL ASSETS	$–

LIABILITIES AND STOCKHOLDERS' EQUITY

Total Liabilities	–

Stockholders' Equity
Common stock, $.001 par value, 100,000 shares authorized, 100,000 shares issued and outstanding	100
Paid in capital	(100)
Deficit accumulated during development stage	–
Total Stockholders Equity	–

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$–

See notes to financial statements.

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GemVest, Ltd.

(A Development Stage Company)

Statement of Operations

From October 2, 2013 (Inception) to November 30, 2013

Revenue	$–
Cost of goods sold	–
Gross profit/(loss)	–

Operating expenses
Total expenses	–

Ordinary loss	–

Other income/(expense)	–

Net loss	$–

Net loss per share	$–

Weighted average common shares	100,000

See notes to financial statements.

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GemVest, Ltd.

(A Development Stage Company)

Statement of Cash Flows

From October 2, 2013 (Inception) to November 30, 2013
Cash flows from operating activities
Net income/(loss)	$–

Cash used in operations
Total cash used in operations	–

Cash flows from investing activities
Total cash used in investing activities	–

Cash from financing activities
Total cash from financing activities	–

INCREASE (DECREASE) IN CASH	–

BEGINNING CASH	–

ENDING CASH	$–

Supplemental disclosure of cash flow information:
Stock issued to founders	100,000

See notes to financial statements.

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GemVest, Ltd.

(A Development Stage Company)

Statements of Stockholder's Equity

From October 2, 2013 (Inception) to November 30, 2013

	Number of Shares Outstanding	Common Stock at Par Value	Paid in Capital	Deficit Accumulated During Development Stage	Total Stockholders Equity

Beginning balance	–	–	–	–	–

Stocks issued to founders	100,000	100	(100)	–	–
Net loss November 30, 2013	–	–	–	–	–

Balance at November 30, 2013	100,000	100	(100)	–	–

See notes to financial statements.

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GemVest, Ltd.

(A Development Stage Company)

Notes to Audited Financial Statements

For the period ended November 30, 2013

NOTE 1:   HISTORY OF OPERATIONS

GemVest, Ltd. (“GemVest” or the “Company”) was incorporated on October 2, 2013 in the State of Nevada.

The Company intends to sell and broker high end rare investment grade diamonds that are obtained from wholesale diamond cutters all over the world with which our Chief Executive Officer, Peter Voutsas, has long, outstanding relationships and from individuals and estates seeking liquidity who possess investment grade diamonds and heirloom quality jewelry.

On October 15, 2013, the Company entered into a Stock Purchase Agreement with Gepco, Ltd. pursuant to which the Company shall sell 100% of the issued and outstanding capital stock (“Shares”) of Gemvest to Gepco, Ltd. The purchase price for the Shares shall be 150,000,000 shares of Gepco, Ltd.’s Common Stock. Closing of the agreement is subject to several closing conditions and was closed on December 6, 2013.

NOTE 2:   GOING CONCERN

The Company has not generated any revenue since inception. Accordingly, the Company’s ability to identify and accomplish a business strategy and to ultimately achieve profitable operations is dependent upon its ability to obtain additional debt or equity financing.

These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

NOTE 3:   SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

Revenue Recognition

Revenue is recognized net of indirect taxes, rebates and trade discounts and consists primarily of the sale of products, and services rendered.

Revenue is recognized in accordance with Accounting Standards Codification Topic No. 605-10-S99 “Revenue Recognition” (ASC 605-10-S99) when the following criteria are met:

•	evidence of an arrangement exists;
•	delivery has occurred or services have been rendered and the significant risks and rewards of ownership have been transferred to the purchaser;
•	transaction costs can be reliably measured;
•	the selling price is fixed or determinable; and
•	collectability is reasonably assured.

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Estimates

The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Fair Value of Financial Instruments

The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments and paragraph 820-10-35-37 of the FASB Accounting Standards Codification (Paragraph 820-10-35-37”) to measure the fair value of its financial instruments. Paragraph 820-10-35-37 establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America (U.S. GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10-35-37 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three levels of fair value hierarchy defined by Paragraph 820-10 35-37 are described below:

Level 1 Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2 Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3 Pricing inputs that are generally observable inputs and not corroborated by market data.

In accordance with ASC 820, the following table presents the Company’s fair value hierarchy for its financial assets (investments) as of November 30, 2013:

Level	October 2, 2013 (Inception) Through November 30, 2013

Level 1	-
Level 2	-
Level 3	-

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Income Taxes

Accounting Standards Codification Topic No. 740 “Income Taxes” (ASC 740) requires the asset and liability method of accounting be used for income taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Earnings (Loss) Per Share

Per Accounting Standards Codification Topic 260 “Earnings Per Share” (ASC 260), basic EPS is determined using net income divided by the weighted average shares outstanding during the period. Diluted EPS is computed by dividing net income by the weighted average shares outstanding, assuming all dilutive potential shares of Common Stock were issued.

Basic EPS is determined using net income divided by the weighted average shares outstanding during the period. Diluted EPS is computed by dividing net income by the weighted average shares outstanding, assuming all dilutive potential common shares were issued.

NOTE 4:  RELATED PARTY TRANSACTIONS

Common Stock Issuances

On October 2, 2013, at its incorporation, the Company issued all 100,000 shares of the Company’s authorized Common Stock to the founders of the Company as founders shares. 46,667 shares were issued to Angelique de Maison, as Executive Chairwoman; 25,000 shares were issued to Peter Voutsas, as Chief Executive Officer and Chief Investment Officer. In addition 12,333 shares were issued to Kensington & Royce, Ltd.; 8,000 shares were issued to Gil-Galad Foundation; and 8,000 shares were issued to Unicorn Foundation.

NOTE 5: INCOME TAXES

The Company has not incurred any income or loss to date and therefore had no tax liability or benefit.

NOTE 6:  COMMON STOCK

On October 2, 2013, the Company issued all 100,000 shares of the Company’s authorized Common Stock to the founders of the Company valued at $100 or par value of $.001 per share. See Note 4: RELATED PARTY TRANSACTIONS.

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NOTE 7:  NEW ACCOUNTING PRONOUNCEMENTS

In February 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income, to improve the transparency of reporting these reclassifications. Other comprehensive income includes gains and losses that are initially excluded from net income for an accounting period. Those gains and losses are later reclassified out of accumulated other comprehensive income into net income. The amendments in the ASU do not change the current requirements for reporting net income or other comprehensive income in financial statements. All of the information that this ASU requires already is required to be disclosed elsewhere in the financial statements under U.S. GAAP. The new amendments will require an organization to:

•	Present (either on the face of the statement where net income is presented or in the notes) the effects on the line items of net income of significant amounts reclassified out of accumulated other comprehensive income - but only if the item reclassified is required under U.S. GAAP to be reclassified to net income in its entirety in the same reporting period; and
•	Cross-reference to other disclosures currently required under U.S. GAAP for other reclassification items (that are not required under U.S. GAAP) to be reclassified directly to net income in their entirety in the same reporting period. This would be the case when a portion of the amount reclassified out of accumulated other comprehensive income is initially transferred to a balance sheet account (e.g., inventory for pension-related amounts) instead of directly to income or expense.

The amendments apply to all public and private companies that report items of other comprehensive income. Public companies are required to comply with these amendments for all reporting periods (interim and annual). The amendments are effective for reporting periods beginning after December 15, 2012, for public companies. Early adoption is permitted. The adoption of ASU No. 2013-02 is not expected to have a material impact on our financial position or results of operations.

In January 2013, the FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarifies which instruments and transactions are subject to the offsetting disclosure requirements originally established by ASU 2011-11. The new ASU addresses preparer concerns that the scope of the disclosure requirements under ASU 2011-11 was overly broad and imposed unintended costs that were not commensurate with estimated benefits to financial statement users. In choosing to narrow the scope of the offsetting disclosures, the Board determined that it could make them more operable and cost effective for preparers while still giving financial statement users sufficient information to analyze the most significant presentation differences between financial statements prepared in accordance with U.S. GAAP and those prepared under IFRSs. Like ASU 2011-11, the amendments in this update will be effective for fiscal periods beginning on, or after January 1, 2013. The adoption of ASU 2013-01 is not expected to have a material impact on our financial position or results of operations.

In October 2012, the FASB issued Accounting Standards Update ASU 2012-04, “Technical Corrections and Improvements” in Accounting Standards Update No. 2012-04. The amendments in this update cover a wide range of Topics in the Accounting Standards Codification. These amendments include technical corrections and improvements to the Accounting Standards Codification and conforming amendments related to fair value measurements. The amendments in this update will be effective for fiscal periods beginning after December 15, 2012. The adoption of ASU 2012-04 is not expected to have a material impact on our financial position or results of operations.

In August 2012, the FASB issued ASU 2012-03, “Technical Amendments and Corrections to SEC Sections: Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin (SAB) No. 114, Technical Amendments Pursuant to SEC Release No. 33-9250, and Corrections Related to FASB Accounting Standards Update 2010-22 (SEC Update)” in Accounting Standards Update No. 2012-03. This update amends various SEC paragraphs pursuant to the issuance of SAB No. 114. The adoption of ASU 2012-03 is not expected to have a material impact on our financial position or results of operations.

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In July 2012, the FASB issued ASU 2012-02, “Intangibles – Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment” in Accounting Standards Update No. 2012-02. This update amends ASU 2011-08, Intangibles – Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment and permits an entity first to assess qualitative factors to determine whether it is more likely than not that an indefinite-lived intangible asset is impaired as a basis for determining whether it is necessary to perform the quantitative impairment test in accordance with Subtopic 350-30, Intangibles - Goodwill and Other - General Intangibles Other than Goodwill. The amendments are effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Early adoption is permitted, including for annual and interim impairment tests performed as of a date before July 27, 2012, if a public entity’s financial statements for the most recent annual or interim period have not yet been issued or, for nonpublic entities, have not yet been made available for issuance. The adoption of ASU 2012-02 has not had a material impact on our financial position or results of operations.

In December 2011, the FASB issued ASU 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05. This update defers the requirement to present items that are reclassified from accumulated other comprehensive income to net income in both the statement of income where net income is presented and the statement where other comprehensive income is presented. The adoption of ASU 2011-12 has not had a material impact on our financial position or results of operations.

In December 2011, the FASB issued ASU No. 2011-11 “Balance Sheet: Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). This Update requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. The amended guidance is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Company is currently evaluating the impact, if any, that the adoption of this pronouncement may have on its results of operations or financial position.

NOTE 8:  SUBSEQUENT EVENTS

On December 6, the Company closed the Stock Purchase Agreement with Gepco, Ltd. Through the Stock Purchase Agreement, Gepco, Ltd. is to issue 150,000,000 of its common shares to acquire all issued and outstanding common shares of the Company. As a result of the acquisition, the Company becomes a wholly owned subsidiary of Gepco, Ltd. Angelique de Maison, the Company’s Executive Chairwoman, will serve as Executive Chairwoman of the consolidated Company and of GemVest, Peter Voutsas, the Company’s Chie Executive Officer, will serve as Chief Executive Officer and Chief Investment Officer of the consolidated Company and of GemVest. The transaction is treated as a reverse acquisition for accounting purposes, thus GemVest is being deemed the accounting acquiror.

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